UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Semi-annual report for the six months ended April 30, 2018

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2018 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 1/27/12)

Class F-3 shares*	8.46%	1.04%	2.48%

*	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.

The fund’s gross expense ratio is 1.09%, and the net expense ratio is 1.00% for Class F-3 shares as of the prospectus dated January 1, 2018.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2018, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	Investment portfolio
13	Financial statements
24	Expense example

Fellow investors:

We’re pleased to present this semi-annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the six-month period ended April 30, 2018. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund delivered modest positive results with lower volatility than emerging markets equities. For the period, the fund gained 0.92%, while the MSCI Emerging Markets Investable Markets Index (MSCI EM IMI) climbed 4.91%. The fund’s realized volatility was 7.11%, compared to 13.14% for the MSCI EM IMI.

Emerging markets stocks rose during the reporting period, helped by steady economic growth in China and other developing countries, higher oil prices and a weaker U.S. dollar.

In fixed income markets, emerging markets bonds posted mixed returns. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global, which represents U.S. dollar-denominated debt, declined 2.87%.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

Results at a glance

For periods ended April 30, 2018, with distributions reinvested

	Cumulative total returns	Average annual total returns
	6-months	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	0.92%	0.51%	2.28%
MSCI Emerging Markets IMI[3,4]	4.91	4.65	4.83
J.P. Morgan GBI-EM Global Diversified[3]	5.15	–1.92	0.33
J.P. Morgan EMBI Global[3]	–2.87	2.98	5.02
Emerging markets blended market universe[5]	3.06	2.70	3.87

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended April 30, 2018[6]

	6-months	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	7.11%	8.22%	8.12%
MSCI Emerging Markets IMI[3,4]	13.14	13.47	13.37

[1]	Since 1/27/12.
[2]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: MSCI.
[5]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2018, J.P. Morgan Chase & Co. All rights reserved.
[6]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 4/30/18
Argentina government bonds	4.3%
Turkey government bonds	2.6
U.S. Treasury bonds	1.9
Egypt government bonds	1.9
National Savings Bank	1.7
Pakistan government bonds	1.7
Poland government bonds	1.7
Brazil government bonds	1.6
América Móvil	1.6
ICICI Bank	1.5
AES	1.4
Sri Lanka government bonds	1.4
Nigeria government bonds	1.2
Uruguay government bonds	1.2
Weatherford International	1.2
Naspers	1.1
Sands China	1.1
MercadoLibre	1.1
WH Group	1.0
Ensco	1.0
32.2%

Local currency sovereign bonds rose, with the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified advancing 5.15%.

The portfolio has lagged emerging markets equities in a period of very strong equity markets that have been led by a small number of stocks. Historically, the mandate’s diversified portfolio approach has lagged in such markets. However, the portfolio is designed to offer a more attractive risk-adjusted return.

Given that emerging markets equities are by their nature volatile, the fund was created to deliver emerging markets equity-like returns, but with lower volatility. The fund spreads the risk across asset classes with different characteristics, whereas a pure emerging markets equity approach could leave investors feeling the full force of any market downturn. Lowering volatility can help enhance total return over time.

Market review

Despite rising U.S.-China trade tensions, Chinese stocks rallied. The MSCI China IMI gained 5.24%. China’s economic growth during January and February exceeded expectations, helped by strong export growth and rising retail and home sales.

The MSCI India IMI advanced 1.13% amid signs that economic growth was picking up again. India’s economy advanced a better-than-expected 7.2% for the October-to-December period, following slower growth in the previous six months. However, asset quality issues at large state-owned banks and relative valuations for Indian equities weighed on overall market sentiment.

Russian investments enjoyed strong gains, supported by climbing oil prices and signs economic conditions are improving. Led by the energy and financials sectors, the MSCI Russia IMI advanced 6.92% despite rising political tensions with the U.S., the U.K. and the European Union. Standard & Poor’s in February raised Russia’s credit rating to investment grade for the first time in 12 years, citing the country’s prudent fiscal policies to cope with lower oil prices over the past several years and the international trading sanctions that were imposed in 2014.

The MSCI Brazil IMI rose 9.04% even though lawmakers failed to pass legislation to reform the nation’s pension system. Brazil’s central bank cut the benchmark interest rate to a record low of 6.5% and signaled the possibly of another cut. Brazil’s gross domestic product rose 1% in 2017, its first expansion since 2014, offering some hope that the country’s economy is headed in the right direction after it endured its worst recession in history.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 40 countries, with key positions in China/Hong Kong, Argentina, Brazil and India. The mandate also held a 6.7% position in U.S.-domiciled companies that derive significant economic exposure from emerging markets. At the close of the fiscal year, the portfolio held 48% of net assets in equities, 38% in bonds and 14% in cash and cash equivalents. The mandate’s asset mix is not a top-down decision, but instead is driven by the manager’s bottom-up approach and fundamental company-by-company research in pursuit of the fund’s objective.

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2018

Top 5 equity sectors	Percent of net assets
Financials	9.0%
Consumer discretionary	7.2
Materials	7.0
Information technology	5.5
Consumer staples	3.6

15 largest country positions

	Percent of net assets as of 4/30/18
	Equity securities	Bonds, notes & other debt instruments	Total
China (including Hong Kong)	9.2%	1.8%	11.0%
Brazil	4.9	2.4	7.3
United States*	3.7	2.9	6.6
India	5.6	.4	6.0
Argentina	.6	4.6	5.2
Mexico	1.8	1.9	3.7
Sri Lanka	—	3.1	3.1
Russian Federation	2.5	.4	2.9
Turkey	—	2.6	2.6
Taiwan	2.5	—	2.5
South Korea	1.9	.3	2.2
South Africa	1.8	.4	2.2
Indonesia	1.0	1.0	2.0
Singapore	1.9	—	1.9
Egypt	—	1.9	1.9
	37.4%	23.7%	61.1%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

Equity holdings within the information technology sector continued to support returns, despite some weakness in the sector. MercadoLibre, Latin America’s largest online marketplace, led returns within the sector after a favorable earnings announcement.

A number of South African equity holdings supported results, including discount retailer Mr. Price Club and Discovery Ltd. Holdings in Brazil aided results. As commodities prices climbed, shares of state-owned energy company Petrobras and miner Vale both rose. Reinsurer IRB Brasil Resseguros also contributed to results.

Several holdings in Asia were beneficial to results. Hong Kong–based insurer AIA, which was spun off from AIG following the Global Financial Crisis, saw shares rise following strong growth in its business in mainland China. Two gaming companies — Wynn Macau and Sands China — contributed to results.

The fund’s fixed income investments were marginally helpful to results. Among sovereign local currency bonds, investments in Mexico and South Africa contributed to returns, while holdings in Argentina and India detracted. The Mexican peso rallied on comments by U.S. President Trump suggesting that he would like a deal in principle on the North America Free Trade Agreement.

Holdings in India in general detracted from returns. Shares of Tata Steel retreated following the announcement of U.S. tariffs on steel and aluminum. Bharti Airtel, India’s top mobile provider, declined on a weaker profit that was affected by regulatory changes on fees and pricing moves to protect market share. ICICI Bank, one of India’s largest private sector banks, slumped on asset quality concerns as regulators stepped up loan provisioning requirements.

Investments in the consumer staples sector detracted from results. U.K.-based PZ Cussons’ share price declined sharply after the company issued a profit warning due to difficult conditions in the U.K. and Nigeria, its largest market. British American Tobacco weighed on results after it reported lower-than-expected sales and revenue growth for 2017, though it continued to be a solid dividend payer. The investment in coal miner CCR also detracted, although it too remained a dependable payer of dividends.

In a positive environment for risk assets, the fund’s cash position dampened returns but was utilized to help mitigate volatility. Managing currency risk by hedging some local currency exposure into U.S. dollars also hindered results.

Outlook

Emerging markets are benefiting from an expanding global economy, moderating U.S. dollar strength and healthy demand for technology-related components and services. A synchronized recovery is an ideal environment for emerging markets, similar to the period that lasted from 2003 to 2007. In addition, a weak dollar historically has been supportive of prices for commodities and emerging markets equities.

Furthermore, profits for emerging markets companies continue to improve, and in aggregate are forecast to register another year of double-digit growth. In previous market cycles, strong earnings have driven share prices in emerging markets. Cash flows for companies are also improving and valuations also remain attractive relative to most developed markets on several measures, including price to earnings and price to cash flow.

Emerging markets debt valuations remain reasonable. On the whole, U.S. dollar debt looks fairly valued. Policy tightening in the U.S. and China is a key risk, but many developing countries are at different stages in the monetary cycle and have room to react. While financial conditions overall are likely to become less accommodative, improving global growth and low benchmark Treasury yields provide a favorable backdrop for emerging markets. Despite significant appreciation in 2017, most emerging markets currencies appear fairly valued or undervalued versus the U.S. dollar.

Sentiment toward emerging markets in general could become more risk-averse depending on U.S.-China trade relations and the progress of ongoing reforms in China, where President Xi Jinping is focusing on the quality of economic growth, reducing debt at state-owned enterprises and easing environmental pollution. Other near-term risks include potential volatility related to presidential elections later this year in Brazil and Mexico. Overall, we see more opportunities within equities than fixed income. Some of the cash position is now being deployed into short-dated U.S. dollar instruments due to higher U.S. interest rates.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour
President

June 18, 2018

4	Capital Group Emerging Markets Total Opportunities Fund

Investment portfolio April 30, 2018	unaudited

Industry sector diversification	Percent of net assets

Common stocks 47.42%	Shares	Value (000)
Asia-Pacific 22.45%
China 4.93%
Alibaba Group Holding Ltd. (ADR)[1]	1,400	$250
Bank of China Ltd., Class H2	1,338,000	725
Boer Power Holdings Ltd.[2]	919,000	175
Brilliance China Automotive Holdings Ltd.[2]	80,000	144
China Pacific Insurance (Group) Co., Ltd., Class H2	48,000	211
China Resources Land Ltd.[2]	56,000	210
China Unicom (Hong Kong) Ltd.[1,2]	134,000	188
Ctrip.com International, Ltd. (ADR)[1]	18,500	757
Haitian International Holdings Ltd.[2]	65,500	174
Hutchison China MediTech Ltd. (ADR)	10,612	361
IMAX China Holding, Inc.[2]	87,170	289
Longfor Properties Co. Ltd.[2]	255,500	764
Midea Group Co., Ltd., Class A2	61,900	506
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H2	223,000	1,216
Shanghai Pharmaceutical (Group) Co., Ltd., Class H2	65,300	178
		6,148

Hong Kong 4.29%
AIA Group Ltd.[2]	118,500	1,058
Chow Sang Sang Holdings International Ltd.[2]	124,000	272
CK Asset Holdings Ltd.[2]	26,000	224
Galaxy Entertainment Group Ltd.[2]	126,000	1,103
Sands China Ltd.[2]	242,000	1,396
WH Group Limited[2]	1,248,500	1,294
		5,347

India 5.19%
Bharti Airtel Ltd.[2]	94,571	579
Godrej Consumer Products Ltd.[2]	8,200	137
Housing Development Finance Corp. Ltd.[2]	10,554	296
ICICI Bank Ltd.[2]	436,238	1,847
IDFC Bank Ltd.[2]	489,648	353
Info Edge (India) Ltd.[2]	37,957	705
Lupin Ltd.[2]	25,381	308
Piramal Enterprises Ltd.[2]	5,000	194
Steel Authority of India Ltd.[2]	499,257	575
Tata Steel Ltd.[2]	138,985	1,229
Torrent Power Ltd.[2]	65,876	242
		6,465

Indonesia 0.98%
Astra International Tbk PT2	189,400	97
Bank Central Asia Tbk PT2	289,800	458
Matahari Department Store Tbk PT2	309,600	230
PT Surya Citra Media Tbk[2]	1,810,700	332

Capital Group Emerging Markets Total Opportunities Fund	5

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Indonesia (continued)
Semen Indonesia (Persero) Tbk PT2	150,500	$104
		1,221

Japan 0.16%
Murata Manufacturing Co., Ltd.[2]	1,600	202

Philippines 0.52%
Bank of the Philippine Islands[2]	108,000	219
Bank of the Philippine Islands[2,3]	15,298	31
Bloomberry Resorts Corp.[2]	1,704,900	404
		654

Singapore 1.93%
City Developments Ltd.[2]	92,192	878
DBS Group Holdings Ltd[2]	39,200	906
Oversea-Chinese Banking Corp. Ltd.[2]	60,000	619
		2,403

South Korea 1.92%
Hyundai Motor Co.[2]	5,942	889
Hyundai Motor Co., Series 2[2]	2,979	320
Samsung Electronics Co., Ltd.[2]	479	1,189
		2,398

Taiwan 2.53%
ASUSTeK Computer Inc.[2]	16,820	158
CTCI Corp. (Taiwan)[2]	389,000	654
Ginko International Co., Ltd.[2]	19,000	159
MediaTek Inc.[2]	84,000	957
Taiwan Semiconductor Manufacturing Co., Ltd.[2]	161,000	1,220
		3,148

Total Asia-Pacific		27,986

Other markets 10.12%
Australia 0.74%
Newcrest Mining Ltd.[2]	58,396	926

Canada 1.05%
Barrick Gold Corp.	66,600	897
Nutrien Ltd.	8,980	409
		1,306

Denmark 0.82%
Carlsberg A/S, Class B2	9,168	1,025

Germany 0.63%
Hapag-Lloyd AG2	18,372	788

Italy 0.50%
Tenaris SA (ADR)	16,843	630

Norway 0.73%
BW LPG Ltd.[2]	260,448	906

Switzerland 0.27%
LafargeHolcim Ltd.[2]	5,989	332

6	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
United Kingdom 1.62%
British American Tobacco PLC[2]	20,800	$1,143
PZ Cussons PLC[2]	209,100	706
Tullow Oil PLC[1,2]	52,942	166
		2,015

United States 3.76%
AES Corp.	146,600	1,794
Ensco PLC, Class A	229,000	1,294
MercadoLibre, Inc.	4,075	1,384
Weatherford International PLC[1]	72,200	213
		4,685

Total Other markets		12,613

Latin America 8.51%
Argentina 0.61%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	36,500	757

Brazil 4.89%
CCR SA, ordinary nominative	311,574	1,064
Hypera SA, ordinary nominative	58,400	525
IRB Brasil Resseguros SA	64,000	864
Lojas Americanas SA, ordinary nominative	21,600	92
Lojas Americanas SA, preferred nominative	92,200	525
Nexa Resources SA	62,588	1,094
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	40,460	570
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	30,000	395
Vale SA, ordinary nominative (ADR)	70,174	971
		6,100

Chile 1.23%
Enel Américas SA (ADR)	54,614	620
Inversiones La Construcción SA	45,977	914
		1,534

Mexico 1.78%
América Móvil, SAB de CV, Series L (ADR)	107,300	1,984
Grupo Sanborns, SAB de CV, Series B1	177,100	183
Urbi Desarrollos Urbanos, SA de CV (Mexico)[1]	138,626	47
		2,214

Total Latin America		10,605

Eastern Europe and Middle East 4.54%
Czech Republic 0.10%
MONETA Money Bank, AS, non-registered shares[2]	33,555	121

Greece 0.31%
Titan Cement Co. SA1,2	14,810	390

Russian Federation 2.47%
Alrosa PJSC[2]	693,905	985
Detsky Mir PJSC[2]	94,120	139
Global Ports Investments PLC (GDR)[2]	94,147	324
Globaltrans Investment PLC (GDR)[2]	10,748	113
Sberbank of Russia PJSC (ADR)[2]	13,800	204
TCS Group Holding PLC[2,3]	22,700	467
Yandex NV, Class A1	25,500	851
		3,083

Spain 0.39%
Banco Santander, SA2	75,453	487

Capital Group Emerging Markets Total Opportunities Fund	7

Common stocks (continued)	Shares	Value (000)
Eastern Europe and Middle East (continued)
United Arab Emirates 1.27%
DP World Ltd.[2]	32,079	$712
First Abu Dhabi Bank PJSC, non-registered shares[2]	165,581	558
Union National Bank PJSC[2]	306,974	310
		1,580

Total Eastern Europe and Middle East		5,661

Africa 1.80%
South Africa 1.80%
Discovery Ltd.[2]	41,574	576
MTN Group Ltd.[2]	21,250	211
Naspers Ltd., Class N2	5,029	1,227
Shoprite Holdings Ltd.[2]	11,500	229
		2,243

Total common stocks (cost: $52,118,000)		59,108

Convertible stocks 0.45%
Asia-Pacific 0.45%
India 0.45%
Piramal Enterprises Ltd., convertible debenture, 7.80% 2019[2]	373	569

Total convertible stocks (cost: $618,000)		569

Convertible bonds 0.92%	Principal amount (000)
Other markets 0.92%
United States 0.92%
Cobalt International Energy, Inc., convertible notes, 2.625% 2019[4]		$332	1
Cobalt International Energy, Inc., convertible notes, 3.125% 2024[4]		1,113	4
Weatherford International PLC, convertible notes, 5.875% 2021		1,195	1,139
			1,144

Total convertible bonds (cost: $2,059,000)			1,144

Bonds, notes & other debt instruments 36.73%
Latin America 13.70%
Argentina 4.60%
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 27.935% 2020[5]	ARS	8,500	432
Argentine Republic 2.50% 2021[6]		15,626	699
Argentine Republic 6.875% 2021		$925	972
Argentine Republic 3.375% 2023		€515	617
Argentine Republic 4.625% 2023		$1,050	1,003
Argentine Republic 16.00% 2023	ARS	2,158	97
Argentine Republic 7.50% 2026		$1,420	1,492
Province of Buenos Aires (Badlar Private Banks ARS Index + 3.75%) 26.563% 2028[5]	ARS	4,000	195
YPF SA 8.50% 2025		$210	230
			5,737

Brazil 2.39%
Brazil (Federative Republic of) 6.00% 2018[6]	BRL	764	217
Brazil (Federative Republic of) 6.00% 2024[6]		670	204
Brazil (Federative Republic of) 10.00% 2025		700	206
Brazil (Federative Republic of) 10.00% 2027		350	102
Brazil (Federative Republic of) 6.00% 2050[6]		4,051	1,268
Cemig Geração e Transmissão SA 9.25% 2024[3]		$305	330
Cemig Geração e Transmissão SA 9.25% 2024		200	216
Odebrecht Drilling Norbe 6.72% 2022[3,7]		147	142
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[3,7,8]		444	132
Odebrecht Drilling Norbe 0% 2049[3,5,7]		70	2
Vale SA 6.25% 2026		144	159
			2,978

8	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Chile 0.04%
Emgesa SA ESP 8.75% 2021	COP	125,000	$47

Colombia 0.50%
Ecopetrol SA 5.875% 2023		$215	230
Ecopetrol SA 5.375% 2026		382	395
			625

Dominican Republic 0.51%
Dominican Republic 5.50% 2025[3]		100	101
Dominican Republic 6.875% 2026[3]		100	108
Dominican Republic 5.95% 2027[3]		100	102
Dominican Republic 7.45% 2044		100	110
Dominican Republic 6.85% 2045		210	218
			639

Honduras 0.71%
Honduras (Republic of) 8.75% 2020		200	219
Honduras (Republic of) 7.50% 2024[7]		200	218
Honduras (Republic of) 6.25% 2027		430	446
			883

Mexico 1.88%
BBVA Bancomer SA 6.50% 2021		150	159
Comisión Federal de Electricidad, Series 2014-2 7.35% 2025	MXN	2,480	122
Elementia SAB de CV 5.50% 2025[3]		$200	198
Petróleos Mexicanos 7.47% 2026	MXN	9,100	432
Red de Carreteras de Occidente 9.00% 2028[7]		4,100	211
United Mexican States 4.50% 2025[6]		1,506	85
United Mexican States, Series M, 8.00% 2020		4,700	255
United Mexican States, Series M20, 10.00% 2024		11,200	682
United Mexican States, Series M, 5.75% 2026		4,100	198
			2,342

Panama 0.63%
ENA Norte Trust 4.95% 2028[7]		$183	188
Panama (Republic of) 7.125% 2026		200	240
Panama (Republic of) 4.50% 2047[7]		360	352
			780

Paraguay 0.69%
Paraguay (Republic of) 4.70% 2027		350	349
Paraguay (Republic of) 5.60% 2048[3]		505	506
			855

Peru 0.57%
Banco de Crédito del Perú 6.875% 2026		407	441
Peru (Republic of) 6.15% 2032	PEN	850	275
			716

Uruguay 1.18%
Uruguay (Oriental Republic of) 9.875% 2022	UYU	17,486	641
Uruguay (Oriental Republic of) 4.25% 2027[6,7]		4,710	176
Uruguay (Oriental Republic of) 8.50% 2028		11,825	394
Uruguay (Oriental Republic of) 8.50% 2028		7,975	265
			1,476

Total Latin America			17,078

Asia-Pacific 8.36%
China 1.81%
Bank of China Ltd. 1.875% 2019[7]		$450	440
China Development Bank (3-month USD-LIBOR + 0.55%) 2.575% 2020[5]		355	356
Export-Import Bank of China (3-month USD-LIBOR + 0.60%) 2.647% 2020[3,5]		680	680
Industrial and Commercial Bank of China Ltd. 3.231% 2019		350	349
State Grid Overseas Investment Ltd. 2.75% 2019		430	429
			2,254

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asia-Pacific (continued)
India 0.39%
India (Republic of) 8.60% 2028	INR	30,750	$481

Indonesia 1.00%
Indonesia (Republic of) 4.125% 2025[3]		$525	525
Indonesia (Republic of) 4.125% 2025		200	200
Indonesia (Republic of) 4.75% 2026		510	527
			1,252

Islamic Republic of Pakistan 1.70%
Pakistan (Islamic Republic of) 6.75% 2019		928	949
Pakistan (Islamic Republic of) 7.25% 2019		200	204
Pakistan (Islamic Republic of) 5.50% 2021[3]		200	197
Pakistan (Islamic Republic of) 5.50% 2021		780	769
			2,119

South Korea 0.32%
KT Corp. 2.625% 2019		400	397

Sri Lanka 3.14%
National Savings Bank 8.875% 2018		2,119	2,150
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019		300	304
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		340	343
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		235	241
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		600	610
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[3]		275	266
			3,914

Total Asia-Pacific			10,417

Eastern Europe and Middle East 7.16%
Armenia 0.43%
Armenia (Republic of) 6.00% 2020[3]		325	333
Armenia (Republic of) 6.00% 2020		200	205
			538

Hungary 0.67%
Hungary 5.75% 2023		762	833

Kazakhstan 0.21%
Kazakhstan (Republic of) 5.125% 2025		250	267

Kingdom of Saudi Arabia 0.29%
Saudi Arabia (Kingdom of) 3.25% 2026[3]		385	356

Poland 1.66%
Poland (Republic of), Series 0419, 0% 2019	PLN	3,130	881
Poland (Republic of), Series 0922, 5.75% 2022		585	191
Poland (Republic of), Series 0725, 3.25% 2025		3,400	994
			2,066

Russian Federation 0.45%
Russian Federation 7.00% 2023	RUB	35,052	564

Slovenia 0.47%
Slovenia (Republic of) 4.75% 2018		$580	580

Spain 0.39%
Banco Bilbao Vizcaya Argentaria (3-month EURIBOR + 0.60%) 0.271% 2022[5]		€400	489

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Turkey 2.59%
Turkey (Republic of) 3.00% 2022[6]	TRY	4,972	$1,222
Turkey (Republic of) 6.25% 2022		$300	316
Turkey (Republic of) 9.50% 2022	TRY	1,100	243
Turkey (Republic of) 11.00% 2022		1,255	289
Turkey (Republic of) 4.25% 2026		$400	362
Turkey (Republic of) 6.00% 2027		450	452
Turkey (Republic of) 5.75% 2047		400	350
			3,234

Total Eastern Europe and Middle East			8,927

Africa 4.22%
Egypt 1.87%
Egypt (Arab Republic of) 17.20% 2023	EGP	700	43
Egypt (Arab Republic of) 15.90% 2024		16,485	974
Egypt (Arab Republic of) 18.40% 2024		10,115	653
Egypt (Arab Republic of) 4.75% 2026		€545	658
			2,328

Federal Republic of Nigeria 1.19%
Nigeria (Republic of) 14.50% 2021	NGN	274,020	802
Nigeria (Republic of) 16.288% 2027		207,000	677
			1,479

Republic of Kenya 0.60%
Kenya (Republic of) 5.875% 2019		$400	407
Kenya (Republic of) 12.50% 2024[7]	KES	33,000	338
			745

South Africa 0.43%
Myriad International Holdings 5.50% 2025		$200	211
South Africa (Republic of), Series R-2023, 7.75% 2023	ZAR	1,900	153
South Africa (Republic of), Series R-209, 6.25% 2036		2,867	177
			541

Zambia 0.13%
Zambia (Republic of) 11.00% 2021	ZMW	1,950	162

Total Africa			5,255

Other markets 2.12%
Netherlands 0.17%
IHS Netherlands Holdco BV 9.50% 2021		$200	207

United States 1.95%
U.S. Treasury Inflation-Protected Security 0.125% 2020[6]		999	991
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]		1,372	1,344
Weatherford International PLC 9.875% 2024		100	97
			2,432

Total Other markets			2,639

Total bonds, notes & other debt instruments (cost: $46,530,000)			45,777

Short-term securities 13.60%
Argentinian Treasury Bills 2.14%–3.10% due 5/11/2018–8/10/2018		4,335	4,316
Argentinian Treasury Bill (0.49%) due 9/14/2018	ARS	13,169	658
Colgate-Palmolive Co. 1.68% due 5/2/2018[3]		$2,400	2,400
Egyptian Treasury Bills 14.83%–16.56% due 5/8/2018–1/1/2019	EGP	14,050	781
Intel Corp. 1.75% due 5/8/2018		$3,500	3,499
L’Oréal USA, Inc. 1.85% due 5/15/2018[3]		2,800	2,798

Capital Group Emerging Markets Total Opportunities Fund	11

Short-term securities (continued)	Principal amount (000)	Value (000)
Société Générale 1.59% due 5/1/2018[3]	$2,500	$2,500

Total short-term securities (cost: $16,964,000)		16,952
Total investment securities 99.12% (cost: $118,289,000)		123,550
Other assets less liabilities 0.88%		1,097

Net assets 100.00%		124,647

Forward currency contracts

				Unrealized
				appreciation
Contract amount				(depreciation)
Purchases	Sales		Settlement	at 4/30/2018
(000)	(000)	Counterparty	date	(000)
USD850	RON3,226	Bank of America, N.A.	5/4/2018	$14
USD374	MXN6,845	JPMorgan Chase	5/7/2018	9
USD242	EUR196	JPMorgan Chase	5/7/2018	5
USD172	MXN3,144	JPMorgan Chase	5/7/2018	4
USD639	MXN11,664	Bank of America, N.A.	5/22/2018	17
USD235	BRL808	JPMorgan Chase	5/23/2018	5
USD219	BRL755	JPMorgan Chase	5/23/2018	4
CZK18,653	USD910	Goldman Sachs	5/23/2018	(29)
USD875	MXN16,106	Bank of America, N.A.	5/24/2018	17
USD912	ZAR11,007	Citibank	5/25/2018	33
USD569	GBP400	JPMorgan Chase	5/25/2018	18
USD679	EUR547	Goldman Sachs	5/25/2018	17
USD114	KRW122,539	Citibank	5/29/2018	(1)
USD225	GBP158	Goldman Sachs	6/5/2018	7
HUF227,872	USD912	Citibank	6/5/2018	(33)
USD1,022	PLN3,441	Bank of America, N.A.	6/6/2018	41
USD1,381	BRL4,758	JPMorgan Chase	11/19/2018	45
				$173

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $40,232,000, which represented 32.28% of the net assets of the fund. This amount includes $38,474,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $12,139,000, which represented 9.74% of the net assets of the fund.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Coupon rate may change periodically.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

Key to abbreviations and symbols

ADR = American Depositary Receipts

ARS = Argentine pesos

BRL = Brazilian reais

COP = Colombian pesos

CZK = Czech korunas

EGP = Egyptian pounds

EURIBOR = Euro Interbank Offered Rate

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

INR = Indian rupees

KES = Kenyan shilling

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

TRY = Turkish lira

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

ZMW = Zambian kwacha

See Notes to Financial Statements

12	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2018	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $118,289)		$123,550
Cash		197
Cash denominated in currencies other than U.S. dollars (cost: $168)		168
Unrealized appreciation on open forward currency contracts		236
Receivables for:
Sales of fund’s shares	$143
Dividends and interest	898	1,041
		125,192
Liabilities:
Unrealized depreciation on open forward currency contracts		63
Payables for:
Purchases of investments	289
Repurchases of fund’s shares	33
Closed forward currency contracts	9
Investment advisory services	88
Services provided by related parties	5
Non-U.S. taxes	43
Other	15	482
Net assets at April 30, 2018		$124,647

Net assets consist of:
Capital paid in on shares of beneficial interest		$140,673
Undistributed net investment income		2,107
Accumulated net realized loss		(23,530)
Net unrealized appreciation		5,397
Net assets at April 30, 2018		$124,647

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (10,888 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class F-2	$10	1	$11.45
Class F-3	69,581	6,078	11.46
Class R-6	55,056	4,809	11.46

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	13

Statement of operations	unaudited
for the six months ended April 30, 2018	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $23)	$2,284
Dividends (net of non-U.S. taxes of $33)	562	$2,846
Fees and expenses*:
Investment advisory services	576
Transfer agent services	4
Administrative services	34
Reports to shareholders	7
Registration statement and prospectus	35
Trustees’ compensation	3
Auditing and legal	10
Custodian	28
Insurance	10
Other	34	741
Net investment income		2,105

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $56)	(60)
Forward currency contracts	(721)
Currency transactions	(202)	(983)
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $29)	312
Forward currency contracts	244
Currency translations	8	564
Net realized loss and unrealized appreciation		(419)

Net increase in net assets resulting from operations		$1,686

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	April 30, 2018*	October 31, 2017
Operations:
Net investment income	$2,105	$6,556
Net realized loss	(983)	(3,007)
Net unrealized appreciation	564	15,841
Net increase in net assets resulting from operations	1,686	19,390

Dividends paid to shareholders from net investment income	(6,365)	—

Net capital share transactions	(14,313)	(64,420)

Total decrease in net assets	(18,992)	(45,030)

Net assets:
Beginning of period	143,639	188,669
End of period (including undistributed net investment income: $2,107 and $6,367, respectively)	$124,647	$143,639

*	Unaudited.

See Notes to Financial Statements

14	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements	unaudited

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

The fund has three share classes consisting of two retail share classes (Classes F-2 and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes F-2 and F-3	None	None	None
Class R-6	None	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Capital Group Emerging Markets Total Opportunities Fund	15

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market

16	Capital Group Emerging Markets Total Opportunities Fund

data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2018 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$1,368	$26,618	$—	$27,986
Other markets	6,621	5,992	—	12,613
Latin America	10,605	—	—	10,605
Eastern Europe and Middle East	851	4,810	—	5,661
Africa	—	2,243	—	2,243
Convertible stocks	—	569	—	569
Convertible bonds	—	1,144	—	1,144
Bonds, notes & other debt instruments
Latin America	—	17,078	—	17,078
Asia-Pacific	—	10,417	—	10,417
Eastern Europe and Middle East	—	8,927	—	8,927
Africa	—	5,255	—	5,255
Other markets	—	2,639	—	2,639
Short-term securities	—	16,952	—	16,952
Total	$19,445	$104,105	$—	$123,550

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$236	$—	$236
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(63)	—	(63)
Total	$—	$173	$—	$173

*	Securities with a value of $38,474,000, which represented 30.87% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Capital Group Emerging Markets Total Opportunities Fund	17

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or

18	Capital Group Emerging Markets Total Opportunities Fund

contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $14,086,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, April 30, 2018 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$236	Unrealized depreciation on open forward currency contracts	$63
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	9
			$236		$72

		Net realized loss		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(721)	Net unrealized appreciation on forward currency contracts	$244

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

Capital Group Emerging Markets Total Opportunities Fund	19

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2018, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$90	$—	$—	$—	$90
Citibank	32	(32)	—	—	—
Goldman Sachs	24	(24)	—	—	—
JPMorgan Chase	90	(9)	—	—	81
Total	$236	$(65)	$—	$—	$171
Liabilities:
Citibank	$34	$(32)	$—	$—	$2
Goldman Sachs	29	(24)	—	—	5
JPMorgan Chase	9	(9)	—	—	—
Total	$72	$(65)	$—	$—	$7

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2017, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$6,367
Capital loss carryforward*	(22,694)

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

20	Capital Group Emerging Markets Total Opportunities Fund

As of April 30, 2018, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$13,388
Gross unrealized depreciation on investments	(7,628)
Net unrealized appreciation on investments	5,760
Cost of investments	117,963

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended		Year ended
	April 30,		October 31,
Share class	2018		2017
Class F-2	$—	*	$—
Class F-3	3,717		—
Class R-6	2,648		—
Total	$6,365		$—

*	Amount less than one thousand.

7. Fees and transactions with related parties

CGTC is the fund’s investment adviser. American Funds Distributors,® Inc. (“AFD”), the fund’s principal underwriter, and American Funds Service Company® (“AFS”), the fund’s transfer agent are affiliated with CGTC. CGTC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. For the six months ended April 30, 2018, the investment advisory services fee was $576,000, which was equivalent to an annualized rate of 0.85% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CGTC under which the fund compensates CGTC for providing administrative services to Class F-2, F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-2, F-3 and Class R-6 shares pay and annual fee of 0.05% of their respective average daily net assets.

For the six months ended April 30, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

	Transfer agent		Administrative
Share class	services		services
Class F-2	$—	*	$—	*
Class F-3	3		20
Class R-6	1		14
Total class-specific expenses	$4		$34

*	Amount less than one thousand.

Capital Group Emerging Markets Total Opportunities Fund	21

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC, AFD, and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CGTC (or funds managed by certain affiliates or CGTC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CGTC-managed funds (or funds managed by certain affiliates of CGTC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended April 30, 2018.

8. Committed line of credit

The fund participates with other funds managed by CGTC (or funds managed by certain affiliates of CGTC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended April 30, 2018.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended April 30, 2018

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	600	50	3,608	310	(16,949)	(1,437)	(12,741)	(1,077)
Class R-6	4,496	382	2,649	227	(8,717)	(735)	(1,572)	(126)
Total net increase (decrease)	$5,096	432	$6,257	537	$(25,666)	(2,172)	$(14,313)	(1,203)

Year ended October 31, 2017

Class M2	$12,717	1,159	$—	—	$(219,756)	(18,997)	$(207,039)	(17,838)
Class F-2[3]	10	1	—	—	—	—	10	1
Class F-3[3]	93,984	7,965	—	—	(9,608)	(810)	84,376	7,155
Class R-6[3]	100,468	8,517	—	—	(42,235)	(3,582)	58,233	4,935
Total net increase (decrease)	$207,179	17,642	$—	—	$(271,599)	(23,389)	$(64,420)	(5,747)

[1]	Includes exchanges between share classes of the fund.
[2]	Class M, the legacy share class, was fully liquidated on September 1, 2017. All existing shares were converted to either Class F-3 or R-6 shares.
[3]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $35,066,000 and $55,204,000, respectively, during the six months ended April 30, 2018.

22	Capital Group Emerging Markets Total Opportunities Fund

Financial highlights

		Income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements[2]		Ratio of net income to average net assets[2]
Class F-2:
4/30/2018[3,4]	$11.88	$.17	$(.06)		$.11	$(.54)	$11.45	.81%[5]		$—	[6]	1.32%[7]		1.32%[7]		2.93%[7]
10/31/2017[3,8]	11.80	.08	—	[9]	.08	—	11.88	.68	[5,10]	—	[6]	.21	[5,10]	.18	[5,10]	.68	[5,10]
Class F-3:
4/30/2018[3,4]	11.88	.18	(.06)		.12	(.54)	11.46	.92	[5]	70		1.09	[7]	1.09	[7]	3.09	[7]
10/31/2017[3,8]	11.80	.08	—	[9]	.08	—	11.88	.68	[5]	85		.19	[5]	.16	[5]	.70	[5]
Class R-6:
4/30/2018[3,4]	11.88	.18	(.06)		.12	(.54)	11.46	.92	[5]	55		1.10	[7]	1.10	[7]	3.13	[7]
10/31/2017[3,8]	11.80	.08	—	[9]	.08	—	11.88	.68	[5]	59		.20	[5]	.16	[5]	.70	[5]

	Six months ended April 30, 2018[3,4,5]	Year ended October 31, 2017
Portfolio turnover rate for all share classes	32%	61%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CGTC. During one of the periods shown, CGTC reduced fees for investment advisory services and reimbursed a portion of miscellaneous fees and expenses.
[3]	Based on operations for a period that is less than a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Amount less than $1 million.
[7]	Annualized.
[8]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.
[9]	Amount less than $.01.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CGTC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	23

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2017, through April 30, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-2 and F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	Capital Group Emerging Markets Total Opportunities Fund

	Beginning account value 11/1/2017	Ending account value 4/30/2018	Expenses paid during period*	Annualized expense ratio
Class F-2 – actual return	$1,000.00	$1,008.15	$6.57	1.32%
Class F-2 – assumed 5% return	1,000.00	1,018.25	6.61	1.32
Class F-3 – actual return	1,000.00	1,009.19	5.43	1.09
Class F-3 – assumed 5% return	1,000.00	1,019.39	5.46	1.09
Class R-6 – actual return	1,000.00	1,009.20	5.48	1.10
Class R-6 – assumed 5% return	1,000.00	1,019.34	5.51	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Group Emerging Markets Total Opportunities Fund	25

Approval of Investment Advisory and Service Agreement

Capital Group Emerging Markets Total Opportunities Fund’s board has approved renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) through July 31, 2019. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC and the Capital Group organization; the resources and systems CGTC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee compared the fund’s investment results with the results of relevant market indexes, including the MSCI Emerging Markets IMI and the Lipper Emerging Markets Funds Average, as well as the J.P. Morgan GBI-EM Global Diversified and J.P. Morgan EMBI Global indexes, over various periods through December 31, 2017. They noted that the fund’s investment results trailed both benchmarks for the lifetime, five-year, three-year and one-year periods but were better than the J.P. Morgan indexes for the one-year period. The board and the committee noted management’s assessment of the fund’s recent performance. The board and the committee concluded that although performance lagged significantly in the one-year period, longer term performance has generally been satisfactory. The board and the committee concluded that the fund’s investment results have been sufficient for renewal of the agreement and that CGTC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were in line with the average advisory fees of the other relevant funds included in the Lipper Emerging Markets Funds category. They further noted that the fund’s total expenses for its latest fiscal year were lower than the average of the other relevant funds in the Lipper category. The board and the committee noted that the fees paid to CGTC by clients with separately managed accounts are in many cases lower than those paid by the fund, and concluded that the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees paid to CGTC by the fund.

26	Capital Group Emerging Markets Total Opportunities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the fund, including fees for administrative services paid to CGTC, and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed CGTC’s portfolio trading practices, noting the potential benefits CGTC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered CGTC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of the Capital Group organization’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of fund expenses through voluntary fee caps. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC and fund shareholders.

Capital Group Emerging Markets Total Opportunities Fund	27

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28	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Services Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue
22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Pricewaterhouse Coopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing. Fund shares offered through American Funds Distributors, Inc.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 29, 2018

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: June 29, 2018